Exhibit 99.2

0 Better Dentistry Together September 2015 Creating The Dental Solutions Company

1 Disclaimer Forward - Looking Statements This communication, in addition to historical information, contains “forward - looking statements” (as defined in the Securities Litigation Reform Act of 1995 ) regarding, among other things, future events or the future financial performance of DENTSPLY International Inc . (“DENTSPLY”) and Sirona Dental Systems Inc . (“Sirona”) . Words such as “anticipate,” “expect,” “project,” “intend,” “believe,” and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward - looking statements . Forward - looking statements relating to the proposed transaction include, but are not limited to : statements about the benefits of the proposed transaction between DENTSPLY and Sirona, including future financial and operating results ; DENTSPLY’s and Sirona’s plans, objectives, expectations and intentions ; the expected timing of completion of the proposed transaction ; and other statements relating to the merger that are not historical facts . Forward - looking statements are based on information currently available to DENTSPLY and Sirona and involve estimates, expectations and projections . Investors are cautioned that all such forward - looking statements are subject to risks and uncertainties, and important factors could cause actual events or results to differ materially from those indicated by such forward - looking statements . With respect to the proposed transaction between DENTSPLY and Sirona, these factors could include, but are not limited to : the risk that DENTSPLY or Sirona may be unable to obtain governmental and regulatory approvals required for the transaction, or that required governmental and regulatory approvals may delay the transaction or result in the imposition of conditions that could reduce the anticipated benefits from the proposed transaction or cause the parties to abandon the proposed transaction ; the risk that a condition to closing of the transaction may not be satisfied ; the length of time necessary to consummate the proposed transaction, which may be longer than anticipated for various reasons ; the risk that the businesses will not be integrated successfully ; the risk that the cost savings, synergies and growth from the proposed transaction may not be fully realized or may take longer to realize than expected ; the diversion of management time on transaction - related issues ; the effect of future regulatory or legislative actions on the companies or the industries in which they operate ; the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect ; economic and foreign exchange rate volatility ; the continued strength of the dental and medical device markets ; unexpected changes relating to competitive factors in the dental and medical devices industries ; the timing, success and market reception for DENTSPLY’s and Sirona’s new and existing products ; the possibility of new technologies outdating DENTSPLY’s or Sirona’s products ; the outcomes of any litigation ; continued support of DENTSPLY’s or Sirona’s products by influential dental and medical professionals ; changes in the general economic environment, or social or political conditions, that could affect the businesses ; the potential impact of the announcement or consummation of the proposed transaction on relationships with customers, suppliers, competitors, management and other employees ; the ability to attract new customers and retain existing customers in the manner anticipated ; the ability to hire and retain key personnel ; reliance on and integration of information technology systems ; the risks associated with assumptions the parties make in connection with the parties’ critical accounting estimates and legal proceedings ; and the potential of international unrest, economic downturn or effects of currencies, tax assessments, tax adjustments, anticipated tax rates, raw material costs or availability, benefit or retirement plan costs, or other regulatory compliance costs . Additional information concerning other risk factors is also contained in D ENTSPLY’s and Sirona’s most recently filed Annual Reports on Form 10 - K, subsequent Quarterly Reports on Form 10 - Q, Current Reports on Form 8 - K, and other SEC filings . Many of these risks, uncertainties and assumptions are beyond DENTSPLY’s or Sirona’s ability to control or predict . Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward - looking statements . Furthermore, forward - looking statements speak only as of the information currently available to the parties on the date they are made, and neither DENTSPLY nor Sirona undertakes any obligation to update publicly or revise any forward - looking statements to reflect events or circumstances that may arise after the date of this communication . Nothing in this communication is intended, or is to be construed, as a profit forecast or to be interpreted to mean that earnings per DENTSPLY share or Sirona share for the current or any future financial years or those of the combined company, will necessarily match or exceed the historical published earnings per DENTSPLY share or Sirona share, as applicable . Neither DENTSPLY nor Sirona gives any assurance (1) that either DENTSPLY or Sirona will achieve its expectations, or (2) concerning any result or the timing thereof, in each case, with respect to any regulatory action, administrative proceedings, government investigations, litigation, warning letters, consent decree, cost reductions, business strategies, earnings or revenue trends or future financial results . All subsequent written and oral forward - looking statements concerning DENTSPLY, Sirona, the proposed transaction, the combined company or other matters and attributable to DENTSPLY or Sirona or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above . Additional Information And Where To Find It This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed transaction between DENTSPLY and Sirona or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law . No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933 , as amended . The proposed business combination transaction between DENTSPLY and Sirona will be submitted to the respective stockholders of DENTSPLY and Sirona for their consideration . DENTSPLY will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S - 4 that will include a joint proxy statement of DENTSPLY and Sirona that also constitutes a prospectus of DENTSPLY . DENTSPLY and Sirona will deliver the joint proxy statement/prospectus to their respective stockholders as required by applicable law . DENTSPLY and Sirona also plan to file other documents with the SEC regarding the proposed transaction . This communication is not a substitute for any prospectus, proxy statement or any other document which DENTSPLY or Sirona may file with the SEC in connection with the proposed transaction . INVESTORS AND SECURITY HOLDERS OF DENTSPLY AND SIRONA ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT D ENTSPLY, S IRONA , THE PROPOSED TRANSACTION AND RELATED MATTERS . Investors and stockholders will be able to obtain free copies of the joint proxy statement/prospectus and other documents containing important information about DENTSPLY and Sirona, once such documents are filed with the SEC, through the website maintained by the SEC at www . sec . gov . DENTSPLY and Sirona make available free of charge at www . dentsply . com and www . sirona . com, respectively (in the “Investor Relations” section), copies of materials they file with, or furnish to, the SEC . Participants In The Merger Solicitation DENTSPLY, Sirona, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of DENTSPLY and Sirona in connection with the proposed transaction . Information about the directors and executive officers of Sirona is set forth in its proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on January 28 , 2015 . Information about the directors and executive officers of DENTSPLY is set forth in its proxy statement for its 2015 annual meeting of stockholders, which was filed with the SEC on April 10 , 2015 . These documents can be obtained free of charge from the sources indicated above . Other information regarding those persons who are, under the rules of the SEC, participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available .

2 ▪ Creates the largest global manufacturer of professional dental products and technologies with a world - class sales and service infrastructure ▪ Combination of leading platforms in consumables, equipment and technology creates complementary end - to - end solutions to meet customer needs ▪ Strong culture of innovation and enhanced R&D capabilities will drive the development of better, faster and safer solutions to advance patient care ▪ Better positioned to capitalize on key industry trends to drive growth ▪ $ 125+ million of annual pre - tax synergies by year 3, driving robust cash flow for growth reinvestments and return of capital to shareholders ▪ Accretive to both sets of shareholders within the first year + 2 Combining Two Global Leaders in Dentistry (1) LTM statistics as of 6/30/15 and excludes revenue from precious metals Combined Net Revenue of ~$3.8bn 1 and Adjusted EBITDA of >$900mm 1

3 A Merger of Equals… Structure and Exchange Ratio ▪ Stock - for - stock merger of equals ▪ Sirona shareholders receive 1.8142 DENTSPLY shares for each existing Sirona share ▪ $500 million share buyback to be executed as soon as possible post - close Ownership ▪ DENTSPLY shareholders : 58% ▪ Sirona shareholders : 42% Governance ▪ Executive Chairman : Bret W. Wise (DENTSPLY) ▪ Chief Executive Officer: Jeffrey T. Slovin (Sirona) ▪ President and Chief Operating Officer , Technologies: Christopher T. Clark (DENTSPLY) ▪ President and Chief Operating Officer, Dental and Healthcare Consumables: James G. Mosch (DENTSPLY) ▪ Executive Vice President and Chief Financial Officer: Ulrich Michel (Sirona) ▪ Board: 11 members ( 6 directors fro m DENTSPLY Board and 5 directors from Sirona Board) Name / Ticker / Headquarters ▪ Company name: DENTSPLY SIRONA ▪ Ticker : XRAY (NASDAQ) ▪ Global Headquarters: York, PA; International Headquarters: Salzburg, Austria Conditions / Timing ▪ DENTSPLY and Sirona shareholder approval ▪ Regulatory approvals and other customary closing conditions ▪ Expected closing : 1st Quarter of Calendar Year 2016

…Combining Two Industry Leaders

	DENTSPLY	Sirona
Headquarters	York, PA	Long Island City, NY
Employees	11,600	3,500
Market Cap (as of 9/14/15)	$7.7bn	$5.6bn
Revenue[1] (LTM 6/30/15)	$2.7bn	$1.1bn
Adj. EBITDA (LTM 6/30/15)	$588mm	$323mm
Highlights	✓ **Leader in dental consumables** – Broadest portfolio in the global consumables market – Driving dental best practices for over a century ✓ **Focus on innovation and education** – R&D: Over 50 clinical studies ongoing – 30+ significant new products annually – Training over 300,000 dentists per year – Over 2,500 patents ✓ **Positioned for growth** – Leader in high growth specialties – M&A competency: 25 transactions since 2000 ✓ **Global deployment** – Large, 3,500 member sales team in distributed and direct channels serving an est. 600k dentists worldwide – Sales in more than 120 countries – Infrastructure in more than 40 countries	✓ **Leader in dental technology and equipment** – Leader in CAD/CAM and imaging – Over 130 year track record of innovation ✓ **"The Innovator" in dental technology** – ~300 engineers and scientists – Introduced many "firsts" to dental technology – Dental academy and institutional training focus ✓ **Driving major growth trends** – Digital dentistry – Single-visit dentistry – Expanding treatment modalities for GPs ✓ **Leading global sales and service infrastructure** – Largest sales and service network for dental equipment and technology to support customers globally – Sales in more than 120 countries – 29 locations worldwide

(1) DENTSPLY revenue excludes precious metals

4

Large, Attractive Market Opportunity

Dental Market Overview

- **Dental is an attractive, growing global market**
  - Favorable demographics – an aging population driving demand for specialties, prosthetics, restorative and aesthetic dentistry
  - Focus on preventive dental care supports retention of natural teeth into old age
  - Aesthetic dentistry increasing in popularity
  - Large private pay component, less exposure to reimbursement changes
  - Market typically grows 1-2x GDP
- **Emerging markets demanding higher quality dentistry**
  - ~80% of global population; ~5.5 billion people
  - Growing middle class
  - Access to dental care improving
- **Accelerating adoption of digital technologies**
- **Demand for efficiency driving need for integrated solutions**

Global Dental Market

~$21 billion market



22%
22%
17%
15%
13%
6%
5%
Preventive
Restoratives
Large Equipment
Implants
Prosthetics
Orthodontics
Endodontics

Creating THE Dental Solutions Company

Source: Wall Street research and management estimates

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6 U.S. 34% Europe 40% RoW 26% U.S. 32% Europe 33% RoW 35% U.S. 35% Europe 43% RoW 22% CAD/CAM , 36% Imaging 34% Treatment 19% Instruments 11% World’s Largest Manufacturer of Professional Dental Products Complementary Product Offerings Geographically Balanced DENTSPLY Sirona Combined Business (LTM as of 6/30/15) Significant Scale with ~$4Bn of Revenue $2.7Bn 1 $1.1Bn $3.8Bn 1 Bringing Scale and Product Breadth to Customers on a Global Basis (1) DENTSPLY revenue excludes precious metals Enhanced Sales and Service Creates the industry’s leading education, sales and service infrastructure globally, supported by strong distribution relationships Equipment ~30 % Consumables ~70 % Lab / Prosthetics 10% Specialties 49% Medical 13% Chairside Consumables 28%

Dentsply Sirona The Dental Company

Total Solutions Provider with Leading Platforms

Consumables			Specialties			Equipment			
Preventive	Restorative	Prosthetics	Endodontics	Implants	Orthodontic	CAD / CAM	Imaging	Treatment Centers	Instruments
Strong Position									
✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Well-Established Brands									
SlimLINE	SureFil SDR flow	CELTRA DUO	PROGLIDER	XiVE	In-Ovation	CEREC	ORTHOPHOS	TENEO	SIROLaser
Cavitron	Palodent Plus	cercon smartceramics	Dentsply Maillefer	ATLANTIS ANKYLOS	Sentalloy	OMNICAM	GALILEOS	SINIUS	DAC
NUPRO	MIDWEST	Portrait IPN Denture Teeth	PROTAPER	ASTRA TECH IMPLANT SYSTEM	mtm no-trace	CEREC MC X	schick	INTEGO	T1 T2 T3 T4

Broadened Range of Products and Solutions to Better Serve Customers

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8 ▪ >300 engineers and scientists ▪ 5 - 6% of sales dedicated annually ▪ >250 scientific studies and 30 years of clinical data on CAD/CAM ▪ >850 patents and patent applications ▪ Consistent and sequenced new product introductions ▪ ~30 major new products launched each year ▪ Significant collaboration with opinion leaders via 10,000+ clinical programs annually ▪ >50 clinical studies ongoing, thousands of clinical studies supporting existing brands ▪ >2,500 patents ▪ Focused on improving clinical outcomes Commitment to Advancing Patient Care Through Innovation Enhanced R&D Capabilities to Drive Sustainable Long - Term Growth Innovation in Equipment Innovation in Consumables ▪ Leading R&D platform with >600 engineers and scientists ▪ Robust combined clinical education platform to bolster innovation and accelerate adoption of new technologies and solutions ▪ Enhanced capabilities to foster the development of new, safer, better and more efficient dental solutions and procedures

Capitalizing on Key Industry Trends to Drive Growth

DENTSPLY sirona The Dental Company

Changing Industry Dynamics

Accelerating adoption of CAD/CAM, 3D imaging and digital solutions

General practitioners taking on more specialized procedures requiring advanced technologies

Patients demanding better, faster and safer dentistry

Integrated solutions and workflows driven by increased focus on dentist productivity and efficiency

Growing demand for dentistry in developed and developing markets

Combination Benefits

- ✓ **Leader in digital technologies and solutions**
  - Complementary offering of chairside restorative workflow
  - Digital technologies to plan and place implants and custom abutments
  - More efficient, digital orthodontic workflow
  - Digital highway connecting dentists to labs and specialists
- ✓ **Enabling single-visit dentistry**
  - Reduced chair time
  - Better aesthetics, better patient experience, better outcomes
- ✓ **Increases dental practice efficiency**
- ✓ **Global infrastructure to execute on evolving trends**

Optimized Offerings to Accelerate Digital Trends and Drive Adoption of Integrated Solutions to Create Better, Faster and Safer Dentistry

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10 Summary – A Combination That Enables Better Patient Care Compelling Strategic Rationale Enabling Better Dentistry Increased scale , p roduct breadth and g lobal r each World - class sales and customer service infrastructure Digital technologies, integrated solutions and optimized workflow Commitment to innovation and enhanced R&D capabilities ▪ Improving solutions for dental practitioners ― F aster technologies and workflow solutions ― Better integrated product offering ― Larger sales and service infrastructure ― More innovation ― Increased efficiency to drive dental practices ▪ Advancing patient care ― Shorter and fewer visits ― Safer procedures with stronger diagnostic tools ― Improved clinical outcomes

11 Combination Unlocks Significant Value $125+ Million of Annual Pre - Tax Synergies Enhancing Growth Differentiated, Integrated Solutions Expansion of Product Suite ▪ End - to - end solutions across treatment modalities ▪ Provide complementary product solutions to a broader customer base Optimizing Infrastructure Manufacturing Efficiencies Logistics / Procurement Corporate Savings ▪ Consolidate manufacturing footprint and improve overhead utilization ▪ Logistics and supply chain optimization / purchasing efficiencies ▪ Corporate consolidation and optimization Cross - selling Opportunities ▪ Significant installed base across combined customers Upside Opportunities ▪ Capital structure efficiency

12 ▪ Accretive to both sets of shareholders within the first year ― Driven by synergies and intended $500 million share buyback as soon as possible post - closing ▪ Highly flexible capital structure and significant cash flow generation for growth reinvestments and return of capital to shareholders ― Continued reinvestment into the business in high ROI projects ― Broadened M&A scope and priority ― Expected to maintain DENTSPLY’s current dividend level of $0.29 per share ― Anticipated additional ongoing share buybacks Commitment to Delivering Shareholder Value

13 Highly Experienced and Proven Leaders in Dental ▪ President and CEO of Sirona since February 2013 and Director since 1999 ▪ Held various senior positions within Sirona, including: President from September 2010 to February 2013, EVP and COO of U.S. Operations from June 2006 until September 2010 ▪ President and CEO of Schick Technologies from June 2004 through June 2006 and President and COO from December 1999 until June 2006 Jeffrey T. Slovin, Chief Executive Officer of DENTSPLY SIRONA ▪ Chairman of the Board and CEO of DENTSPLY since January 2007 ▪ Held various senior positions within DENTSPLY, including: President and COO in 2006, EVP in 2005, SVP and CFO from December 2002 through December 2004 Bret W. Wise, Executive Chairman of the Board of DENTSPLY SIRONA Christopher T. Clark, President and Chief Operating Officer, Technologies James G. Mosch, President and Chief Operating Officer, Dental and Healthcare Consumables Ulrich Michel, Executive Vice President and Chief Financial Officer ▪ President of DENTSPLY since 2009 and CFO since 2013 ▪ Held various senior positions within DENTSPLY from 2003 through 2013, including: COO, Executive Vice President, & Senior Vice President ▪ Has been employed at DENTSPLY since 1992 ▪ EVP and COO of DENTSPLY since April 2013 ▪ Held various senior positions within DENTSPLY from 2003 through 2013, including: Executive Vice President and Senior Vice President ▪ Has been employed at DENTSPLY since 1994 ▪ EVP and CFO of Sirona since October 2013 ▪ CFO of WABCO from April 2005 through October 2013 ▪ Preceded by 10 years of financial leadership experience at American Standard and Honeywell/Allied Signal

14 Next Steps ▪ Subject to customary closing conditions and regulatory approvals including: ― DENTSPLY and Sirona stockholder approval ― Antitrust and competition law approvals ▪ Expected to close in the 1 st Quarter of Calendar Year 2016 ▪ Transition p lanning activities t o begin immediately

15 15 Combining Two Global Leaders in Dentistry (1) LTM statistics as of 6/30/15 and excludes revenue from precious metals Combined Net Revenue of ~$3.8bn 1 and Adjusted EBITDA of >$900mm 1 ▪ Creates the largest global manufacturer of professional dental products and technologies with a world - class sales and service infrastructure ▪ Combination of leading platforms in consumables, equipment and technology creates complementary end - to - end solutions to meet customer needs ▪ Strong culture of innovation and enhanced R&D capabilities will drive the development of better, faster and safer solutions to advance patient care ▪ Better positioned to capitalize on key industry trends to drive growth ▪ $ 125+ million of annual pre - tax synergies by year 3, driving robust cash flow for growth reinvestments and return of capital to shareholders ▪ Accretive to both sets of shareholders within the first year +

16 FOR DENTSPLY: Investors: Derek Leckow VP, Investor Relations DENTSPLY International Inc. Tel: +1 (717) 849 - 7863 E - mail: derek.leckow@dentsply.com Media: Michael Freitag / Tim Lynch Partner / Partner Joele Frank Tel : +1 (212) 355 - 4449 E - mail : mfreitag@joelefrank.com or tlynch@joelefrank.com FOR SIRONA : Investors: Joshua Zable VP, Investor Relations Sirona Dental Systems Inc. Tel: +1 (718) 482 - 2184 E - mail: joshua.zable@sirona.com Media: Chuck Dohrenwend Managing Director Abernathy MacGregor Group Tel : +1 (212) 371 - 5999 E - mail : cod@abmac.com Contacts